SECOND AMENDMENT

 TO THE

COMMON STOCK PURCHASE AGREEMENT

This Second Amendment (the “Amendment”) to the Common Stock Purchase Agreement, dated May 17, 2013 (as first amended on March 31, 2014), by and among Interleukin Genetics, Inc., a Delaware corporation (the “Company”), and the Purchasers identified on Schedule I thereto (the “Purchase Agreement”), is made as of May 30, 2014, by and among the Company and the Purchasers set forth on the signature page hereto. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, Section 2(b) of the Purchase Agreement provides each Purchaser with an option to purchase additional Shares and additional Warrants on or before June 30, 2014 (the “Expiration Date”);

WHEREAS, the Audit Committee of the Board of Directors of the Company and the Board of Directors of the Company have determined that it is in the best interests of the Company and its stockholders to extend the Expiration Date;

WHEREAS, in accordance with Section 9(c) of the Purchase Agreement, by executing and delivering this Amendment, the Company and the Purchasers set forth on the signature page hereto have approved this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Section 2(b) of the Purchase Agreement.

Section 2(b) of the Purchase Agreement is hereby amended by changing the Expiration Date from “June 30, 2014” to “December 31, 2014”.

2. Miscellaneous.

(i) Except as contemplated by this Amendment, all of the terms and conditions of the Purchase Agreement shall remain in full force and effect.

(ii) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:

INTERLEUKIN GENETICS, INC.

By:	/s/ Kenneth S. Kornman
Name:	Kenneth S. Kornman
Title:	Chief Executive Officer

PURCHASERS:

BAY CITY CAPITAL FUND V, L.P.

By:	BAY CITY CAPITAL MANAGEMENT V LLC, its General Partner
By:	BAY CITY CAPITAL LLC, its Manager
By:	/s/ Carl Goldfischer, MD
Name:	Carl Goldfischer, MD
Title:	Manager and Managing Director

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

By:	BAY CITY CAPITAL MANAGEMENT V LLC, its General Partner
By:	BAY CITY CAPITAL LLC, its Manager
By:	/s/ Carl Goldfischer. MD
Name:	Carl Goldfischer, MD
Title:	Manager and Managing Director

GROWTH EQUITIES OPPORTUNITIES FUND III, LLC

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief legal Officer